SECURITIES AND EXCHANGE COMMISSION

                           Washington D.C. 20549


                                  Form 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 16, 1997
                                                  ____________________________

                          EQUITABLE OF IOWA COMPANIES
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Iowa
______________________________________________________________________________
                 (State or other jurisdiction or incorporation)

        0-8590                                        42-1083593
__________________________________       _____________________________________
(Commission File Number)                   (IRS Employer Identification No.)


604 Locust Street, Des Moines, Iowa                           50309
______________________________________________________________________________
(Address of principal executive offices)                    (Zip Code)


                                (515) 245-6911
______________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)

______________________________________________________________________________
          (Former name or former address, if changed since last report.)



















Item 5.   Other Events.
_______   _____________

On June 16, 1997 Equitable of Iowa Companies (the "Company"), Boatmen's Trust Company ("Boatmen's Trust") and First Chicago Trust Company of New York ("First Chicago") amended the Shareholder Rights Plan (the "Plan") dated April 30, 1992, to reflect the replacement of Boatmen's Trust as Rights Agent and the appointment of First Chicago as Successor Rights Agent effective as of 12:01 A.M., Iowa time, June 16, 1997. All further references of Boatmen's Trust in the Rights Agreement dated as of April 30, 1992 were deleted and substituted therefore were references to First Chicago. Attached hereto as
Exhibit 1 and incorporated herein by reference is copy of the Third Amendment to Rights Agreement. In all other respects the Rights Agreement remained unchanged.

Item 7.   Exhibits.
_______   _________

1. Third Amendment to Rights Agreement dated June 16, 1997 between Equitable of Iowa Companies, Boatmen's Trust Company and First Chicago Trust Company of New York.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EQUITABLE OF IOWA COMPANIES


                                     By: /S/ Fred S. Hubbell
                                         ______________________________________
                                         Fred S. Hubbell, President

Date:  June 16, 1997